Exhibit 99.1

        Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


                                 By: /s/ W. R. Cotham
                                 W. R. Cotham,
                                 Attorney-in-Fact for:

                                   THOMAS M. TAYLOR(1)
                                   SID R. BASS(2)
                                   LEE M. BASS(3)
                                   THE BASS MANAGEMENT TRUST(4)
                                   PERRY R. BASS(5)
                                   NANCY LEE BASS(6)
                                   PETER STERLING(7)
                                   THOMAS W. BRIGGS(8)
                                   MICHAEL N. CHRISTODOLOU(9)
                                   W. FORREST TEMPEL(10)
                                   DORT A. CAMERON, III(11)


                                 By: /s/ W. R. Cotham
                                 W. R. Cotham,
                                 Vice President of:

                                    THOMAS M. TAYLOR & CO.
                                    SID R. BASS, INC.
                                    LEE M. BASS, INC.
                                    TMT-FW, INC.
                                    TRINITY CAPITAL MANAGEMENT, INC.
                                    PORTFOLIO ASSOCIATES, INC.

                                 PANTHER CITY INVESTMENT COMPANY

                                 By:  /s/ W.R. Cotham
                                    W.R. Cotham, President


                                 PANTHER CITY PRODUCTION COMPANY


                                 By:/s/ W.R. Cotham
                                    W.R. Cotham, President


                                 PANTHER CITY INVESTMENT COMPANY
                                 in its capacity as Trustee for
                                 HYATT ANNE BASS SUCCESSOR TRUST
                                 SAMANTHA SIMS BASS SUCCESSOR TRUST


                                 By: /s/ W.R. Cotham
                                    W.R. Cotham, President


                                 /s/ W.R. Cotham
                                 W.R. Cotham



                                 TRINITY I FUND, L.P.,
                                 a Delaware limited partnership

                                 By:  TF INVESTORS, L.P.,
                                      a Delaware limited partnership,
                                      General Partner

                                      By:  TRINITY CAPITAL MANAGEMENT, INC.
                                           a Delaware corporation,
                                           General Partner

                                           By:/s/ W. R. Cotham
                                              W. R. Cotham,
                                              Vice President


                                 TF INVESTORS, L.P.,
                                 a Delaware limited partnership

                                 By:  TRINITY CAPITAL MANAGEMENT, INC.,
                                      a Delaware corporation,
                                      General Partner

                                      By:/s/ W. R. Cotham
                                           W. R. Cotham,
                                           Vice President


                                 PORTFOLIO C INVESTORS, L.P.,
                                 a Delaware limited partnership

                                 By: PORTFOLIO ASSOCIATES, INC.,
                                     a Delaware corporation,
                                     General Partner

                                      By:/s/ W. R. Cotham
                                           W. R. Cotham,
                                           Vice President


                                 PORTFOLIO ASSOCIATES, INC.,
                                 a Delaware corporation

                                 By:/s/ W. R. Cotham
                                     W. R. Cotham,
                                     Vice President


                                 COTHAM FAMILY PARTNERS, L.P.

                                 By:  Matthew Kingston Cotham 1996 Trust,
                                        General Partner

                                      By:  /s/ William P. Hallman, Jr.
                                           William P. Hallman, Jr.,
                                           Trustee

                                 /s/ William P. Hallman, Jr.
                                 William P. Hallman, Jr.,
                                 Individually and as Trustee
                                 of each of:

                                    ANNIE R. BASS GRANDSON'S
                                    TRUST FOR SID R. BASS

                                    ANNIE R. BASS GRANDSON'S
                                    TRUST FOR LEE M. BASS

                                    PETER STERLING TRUSTS

                                    MATTHEW KINGSTON COTHAM 1996
                                    TRUST

                                 THE AIRLIE GROUP L.P.,
                                 a Delaware limited partnership

                                 By:  EBD L.P.,
                                      a Delaware limited partnership,
                                       General Partner

                                      By:  TMT-FW, INC., a Texas
                                           corporation,
                                           General Partner


                                           By:  /s/ W. R. Cotham
                                                W. R. Cotham,
                                                Vice President


                                 EBD L.P.,
                                 a Delaware limited partnership

                                 By: TMT-FW, INC., a Texas
                                  corporation, General Partner


                                      By:  /s/ W. R. Cotham
                                           W. R. Cotham,
                                           Vice President


(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas M. Taylor previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Sid R. Bass previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Lee M. Bass previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of The Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(5) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Perry R. Bass previously has been filed with the Securities and Exchange Commission.

(6) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Nancy L. Bass previously has been filed with the Securities and Exchange Commission.

(7) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Peter Sterling previously has been filed with the Securities and Exchange Commission.

(8) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas W. Briggs previously has been filed with the Securities and Exchange Commission.

(9) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Michael N. Christodolou previously has been filed with the Securities and Exchange Commission.

(10) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of W. Forrest Tempel previously has been filed with the Securities and Exchange Commission

(11) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Dort A. Cameron III previously has been filed with the Securities and Exchange Commission.

EXHIBIT INDEX

EXHIBIT           DESCRIPTION

99.2         Agreement pursuant to Rule 13d-1(f)(1)(iii), filed herewith.